Exhibit 10.75

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

2005 DEFERRED COMPENSATION PLAN

ACCOUNT WITH BANK OF OKLAHOMA

2003 Performance Share Plan Award

DTAG Deferred Comp Plan 000601

PARTICIPANT INFORMATION:

Participant Name (print or type): R. Scott Anderson

ELECTION OF DEFERRED COMPENSATION PLAN PARTICIPATION

1.

  I elect to participate in the Deferred Compensation Plan. Currently, tax law requires that any amount deferred into a Deferred Compensation account is subject to Social Security and Medicare taxes at the time of deferral but is not subject to these taxes at the time of withdrawal.

I elect to defer 100% or _________________ shares of that amount awarded to me under the 2003 Performance Share Grant Agreement dated February 14, 2003 payable in 2006.

2.	I elect payment of my benefit to be in a:

X (a) Single lump sum payment upon separation from the company

(b) Single lump sum payment on or about ___________________________

(c) Single lump sum payment the earlier of (i) termination with the company or

(ii) on or about ____________________________

(d) Annual installments over a period not to exceed (up to a maximum of 10 years). I hereby elect the date on which my initial payment will be made to be_____________.

Note: For certain key employees the law requires that payment of any benefit may not be made earlier than six months after separation with the company.

3.

  Upon a “Change of Control” with respect to the Employer, I hereby elect to have the balance of my Deferred Compensation Plan account distributed to me or my designated beneficiary(ies) in lump sum form, subject to the discretion of the Board, in accordance with the terms of the Plan.

Please consult with your tax advisor regarding the tax consequences of this Plan to you. Neither the sponsor of this Plan, nor any of the sponsor’s affiliates provide any assurances of the tax results of this Plan in the Participant’s particular situation or assume any responsibility in this regard.

AUTHORIZATION:

Participant Signature: /s/ R. Scott Anderson	Date: June 30, 2005

Accepted and agreed to by Employer’s Authorized Representative.

By: /s/ Brian K. Franklin	Date: June 30, 2005